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 US GOLD AND MINERA ANDES ENTER INTO
ARRANGEMENT AGREEMENT TO FORM MCEWEN MINING

        TORONTO, ONTARIO (September 22, 2011) US Gold Corporation ("US Gold") (NYSE:UXG—TSX: UXG) and Minera Andes Inc. ("Minera Andes") (TSX: MAI—OTCBB: MNEAF) are pleased to announce that US Gold and Minera Andes have entered into an arrangement agreement dated September 22, 2011 (the "Arrangement Agreement"), pursuant to which US Gold and Minera Andes will combine to form McEwen Mining.

        Under the terms of the Arrangement Agreement (and as previously announced in US Gold and Minera Andes' joint news release dated September 2, 2011) holders of Minera Andes common shares will receive 0.45 (the "Exchange Ratio") shares of a subsidiary of US Gold which are exchangeable for common shares of US Gold for each 1 common share of Minera Andes held. This transaction will be carried out pursuant to the Arrangement Agreement under a court-approved statutory plan of arrangement governed by the Business Corporations Act (Alberta).

        The special committees of US Gold and Minera Andes have each obtained a valuation and a fairness opinion from their respective independent financial advisors to the effect that, subject to the assumptions, qualifications and limitations contained therein, the Exchange Ratio is fair, from a financial point of view, to their respective shareholders (other than Rob McEwen). The US Gold and Minera Andes boards of directors have each unanimously determined, based on, among other things, recommendations from their respective special committees, that the transaction is in the best interest of their respective companies and is fair to their respective shareholders. The directors and senior officers of each company (including Rob McEwen) have also entered into a customary support and voting agreement to vote their shares in favour of the arrangement. Closing of the transaction is expected to occur in late 2011.

        The Arrangement Agreement includes customary deal protection and non-solicitation provisions including reciprocal break fees (equal to approximately 3% of the market capitalization for each company as of September 1, 2011) and fiduciary-out provisions.

        The completion of the business combination remains subject to customary approvals, including stock exchange, court approval and approval by shareholders of US Gold and Minera Andes, including minority shareholder approval that excludes the votes of Rob McEwen and certain other interested persons.

        The Arrangement Agreement will be filed under each of US Gold and Minera Andes' profiles on SEDAR (www.sedar.com) and EDGAR (www.sec.gov). The terms of the Arrangement Agreement will also be described in detail in the management information circulars of US Gold and Minera Andes to be filed with the regulatory authorities and mailed to US Gold and Minera Andes shareholders in accordance with applicable securities laws. The record date and date of the special meetings of the shareholders of US Gold and Minera Andes will be announced in the near future.

        Based on today's closing price, McEwen Mining would have a market capitalization of approximately US$ 1.3 billion with approximately 267 million shares outstanding. Robert McEwen, current Chairman and President/CEO of each of Minera Andes and US Gold will hold a 25% interest in the combined company valued today at approximately US$ 325 million.

        Raymond James Inc. served as the independent financial advisor to the special committee of US Gold and RBC Capital Markets served as independent financial advisor to the special committee of Minera Andes.

ABOUT US GOLD (www.usgold.com)

        US Gold's objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold's shares are listed on the NYSE and the TSX under the symbol UXG, trading 1.9 million shares daily during the past twelve months. US Gold's shares are included in S&P/TSX and Russell indices and Van Eck's Junior Gold Miners ETF. Rob McEwen, Chairman and CEO, owns 20% of the shares of US Gold.

ABOUT MINERA ANDES (www.minandes.com)

        Minera Andes is an exploration company exploring for gold, silver and copper in Argentina with three significant assets: a 49% interest in Minera Santa Cruz SA, owner of the San Jose Mine in close proximity to Goldcorp's Cerro Negro project; 100% ownership of the Los Azules copper deposit and 100% ownership of a large portfolio of exploration properties in Santa Cruz province, Argentina, including properties bordering the Cerro Negro project in Santa Cruz Province. As of June 30, 2011, Minera Andes had $22 million in cash and short-term investments, with no bank debt. Rob McEwen, Chairman and CEO, owns 30% of the shares of Minera Andes.

Forward Looking and Cautionary Statements

        This press release contains certain forward-looking statements and information by each of US Gold and Minera Andes, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information express, as at the date of this press release, US Gold and Minera Andes' estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, the completion of the proposed business combination between Minera Andes and US Gold (including the numerous approvals required in connection with such a business combination), risks related to business integration as a result of a successful business combination, factors associated with fluctuations in the market price of precious metals, mining industry risks, risks associated with foreign operations, risks related to litigation including specifically but not limited to Minera Andes' Los Azules property which if resolved adversely to Minera Andes (or the combined company, as the case may be) would materially affect Minera Andes' ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information. Neither US Gold nor Minera Andes undertake any obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See (i) US Gold's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors"; and, (ii) Minera Andes' Annual Information Form as filed on SEDAR (www.sedar.com) and form 40F/A filed with the SEC, for the period ended December 31, 2010, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

        The TSX has not reviewed and does not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of US Gold and Minera Andes.

Additional Information About the Proposed Transaction

        In connection with the Arrangement Agreement, US Gold will file a preliminary proxy statement and a definitive proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

        The definitive proxy statement will be mailed to US Gold's stockholders seeking, among other things, their approval of the issuance of US Gold's shares as consideration in the Arrangement Agreement, including the US Gold shares issuable upon exchange of certain exchangeable shares that will be issued in connection with the transaction. US Gold's stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: US Gold Corporation at (647) 258-0395 (Toll Free: (866) 441-0690) or Investor Relations, at 99 George Street, 3rd Floor, Toronto, Ontario, Canada M5A 2N4. In addition, the preliminary proxy statement, the definitive proxy statement and other relevant materials that will be filed with the SEC will be available free of charge at the SEC's website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by visiting the "Investor Relations" section of US Gold's website at http://www.usgold.com.

        US Gold and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the names, affiliations and interests of certain of US Gold's executive officers and directors in the solicitation will be available in the preliminary proxy statement and definitive proxy statement relating to the proposed transaction to be filed with the SEC. Information about US Gold's executive officers and directors is also available in the US Gold's definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011.

For further information contact:
Jenya Mescheryakova Investor Relations Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

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US GOLD AND MINERA ANDES ENTER INTO ARRANGEMENT AGREEMENT TO FORM MCEWEN MINING